                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /    Preliminary Proxy Statement
/ /    Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/    Definitive Proxy Statement
/ /    Definitive Additional Materials
/ /    Soliciting Material Pursuant to ss. 240.14a-12

                             EVERLAST WORLDWIDE INC.
                (Name of Registrant as Specified in Its Charter)
        ----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/    No fee required.

/ /    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(i)    Title of each class of securities to which transaction applies

--------------------------------------------------------------------------------

(ii)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(iii)  Per unit price or other underlying value of transaction computed pursuant to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(iv)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(v)    Total fee paid

/ /    Fee paid previously with preliminary materials.

/ /    Check box if any part of the fee is offset as provided  by  Exchange  Act
       Rule  0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration  statement number, or the form or schedule and the date of its filing.

       (1)    Amount previously paid:

--------------------------------------------------------------------------------

(vi)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(vii)  Filing Party:

--------------------------------------------------------------------------------

(viii) Date Filed

--------------------------------------------------------------------------------

                             EVERLAST WORLDWIDE INC.
                            1350 BROADWAY, SUITE 2300
                            NEW YORK, NEW YORK 10018

                  NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 2, 2006

     NOTICE IS HEREBY GIVEN that the 2006 Annual  Meeting of  Stockholders  (the
"Annual  Meeting") of Everlast  Worldwide Inc. (the  "Company")  will be held on
Friday,  June 2, 2006 at 10:00 AM, local time, at The Kitano, 66 Park Avenue (at
38th  Street),  New York,  New York  10016,  in the Park Avenue Room on the 18th
floor, for the following purposes:

     1.   To amend the bylaws of the Company to classify the  composition of the
          Board of Directors.

     2.   To elect eight  members of the Board of  Directors  to serve until (i)
          the Annual  Meeting when the term of their  respective  classes expire and their  successors are elected and qualified,  if Proposal No. 1 is approved,  or (ii) the next Annual  Meeting at which their  successors are to be elected and qualified, if Proposal No. 1 is not approved.

     3.   To ratify the selection of Berenson LLP as the  Company's  independent auditors.

     4.   To  transact  such other  business  as may  properly  come  before the stockholders at the Annual Meeting and any adjournments thereof.

     The Board of  Directors  has fixed the close of  business on May 1, 2006 as the record date for the  determination  of the Company's shares of common stock, par  value  $.002 per  share,  entitled  to notice of and to vote at the  Annual
Meeting or any adjournment thereof.

                                           By Order of the Board of Directors

                                                    Seth Horowitz
                                           President and Chief Executive Officer

Dated:      May 2, 2006
            New York, New York

                                    IMPORTANT

  WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON,  WE URGE YOU
  TO SIGN,  DATE AND RETURN THE ENCLOSED  PROXY AT YOUR EARLIEST  CONVENIENCE TO
  ENSURE  THE  PRESENCE  OF A QUORUM AT THE  ANNUAL  MEETING.  A  SELF-ADDRESSED
  STAMPED  ENVELOPE IS ENCLOSED FOR THAT PURPOSE.  IF YOU SEND IN YOUR PROXY AND
  THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR STOCK IN PERSON, YOU MAY
  STILL DO SO. YOUR PROXY IS REVOCABLE AT YOUR REQUEST.

                             EVERLAST WORLDWIDE INC.
                            1350 BROADWAY, SUITE 2300
                            NEW YORK, NEW YORK 10018

                                 PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

     This Proxy  Statement is furnished in connection  with the  solicitation of proxies  by the Board of  Directors  (the  "Board  of  Directors")  of  Everlast
Worldwide  Inc.  (the  "Company")  to be  voted at the 2006  Annual  Meeting  of
Stockholders to be held on Friday,  June 2, 2006 at 10:00 AM, local time, at The
Kitano,  66 Park Avenue (at 38th Street),  New York, New York 10016, in the Park
Avenue Room on the 18th floor,  and at any  adjournments  thereof  (the  "Annual
Meeting") for the purposes set forth in the  accompanying  Notice of 2005 Annual
Meeting of Stockholders.

     The  approximate  date on which the  enclosed  form of proxy and this Proxy
Statement are first being sent to stockholders is May 2, 2005.

     When a proxy is returned properly signed,  the shares  represented  thereby will be voted by the proxies in accordance with the stockholder's directions. If the proxy is signed and returned  without  choices  having been  specified,  the shares  will be voted  against  the  amendment  to the  bylaws to  classify  the composition of the Board of Directors and for the  ratification of the selection of Berenson LLP as the Company's  independent auditors. If for any reason any of the nominees of the Board of Directors  shall become  unavailable  for election, the  proxies  may use  their  discretionary  authority  to vote for  substitutes proposed by the Board of Directors.

     A stockholder  giving a proxy has the power to revoke it at any time before it is voted by sending a written  notice of  revocation  to the Secretary of the
Company,  by sending a duly  executed  later-dated  proxy,  or by  attending  in person,  requesting  the return of the proxy at the Annual Meeting and voting in person.

     Only  stockholders  of record at the close of  business on May 1, 2006 (the
"Record Date") are entitled to notice of and to vote at the Annual  Meeting.  As of the Record Date, there were outstanding 3,770,471 shares of the Common Stock,
$.002 par value per share of the Company  (the  "Common  Stock").  Each share of
Common Stock is entitled to one vote.

     The  holders  of a  majority  of the  outstanding  shares of Common  Stock, whether present in person or represented by proxy,  will constitute a quorum for each of the  matters  identified  in the  Notice of the 2006  Annual  Meeting of
Stockholders.  Broker  "non-votes"  and the  shares  as to  which a  stockholder abstains are included for purposes of determining whether a quorum is present at the Annual Meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial  owner does not vote on a particular  proposal  because the nominee does not have the  discretionary  voting power with respect to that item and has
not  received   instructions  from  the  beneficial  owner.  Proxies  marked  as abstaining  with  respect to the proposal to approve the  classification  of the
Board of Directors and to ratify the  appointment of  independent  auditors will have the effect of a vote against such proposal.

     The cost of  solicitation  of  proxies  will be borne  by the  Company.  In addition  to the  solicitation  of  proxies  by use of the  mails,  some  of the officers,  directors  and  regular  employees  of  the  Company,  without  extra remuneration, may solicit proxies personally or by telephone, telefax or similar transmission.  The  Company  will  reimburse  record  holders  for  expenses  in forwarding proxies and proxy soliciting material to the beneficial owners of the shares held by them.

NO APPRAISAL RIGHTS

     Under the General Corporation Law of the State of Delaware, stockholders of the Company do not have appraisal rights in connection with any of the proposals upon which a vote is scheduled to be taken at the Annual Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The  following  table sets forth  certain  information  with respect to the beneficial  ownership  of the  Company's  Common Stock as of May 1, 2006 for (i)
each of the Company's directors,  (ii) each of the Company's executive officers,
(iii)  each  stockholder  known to be the  beneficial  owner of more  than  five percent of any class of the Company's voting securities,  and (iv) all directors and executive officers as a group.  Beneficial  ownership has been determined in accordance  with Rule 13d-3 under the  Securities  and  Exchange Act of 1934 and does not necessarily  bear on the economic  incidents of ownership or the rights to transfer the shares described below.  Unless  otherwise  indicated,  (i) each stockholder  has sole voting  power and  dispositive  power with  respect to the indicated  shares and (ii) the address of each  stockholder who is a director or executive officer is c/o Everlast  Worldwide,  Inc., 1350 Broadway,  Suite 2300,
New York, New York 10018.

                                               Beneficial  Ownership

                                                              Common Stock (1)
                                                               Percentage of
Name and Address of Beneficial Owner         Number          Outstanding Stock
------------------------------------         ------          -----------------
                                                                    (2)
OFFICERS AND DIRECTORS

Seth Horowitz                                744,374               19.7%

James K. Anderson                            109,189                2.9%

Larry Kring                                   43,533                1.1%

Edward R. Epstein                              4,433                 *

Teddy Atlas                                    1,000                 *
James J. McGuire Jr                           19,319                 *
Jeffrey M. Schwartz                            1,000                 *
Mark Ackereizen                                    0                 *
Angelo Giusti                                 19,533                 *

Gary J. Dailey                                     0                 *

     OVER 5% BENEFICIAL OWNERS
     The Estate of George Q Horowitz                    727,208               19.3%
          Address:  c/o Seth A. Horowitz, Trustee
          1350 Broadway, Suite 2300
          New York, New York 10018

     Ben Nadorf                                         455,700               12.1%
          Address:  6650 Audubon Trace West,
          West Palm Beach, Florida 33412-3301

     Burlingame Equity Investors, LP                    327,058 (11)           8.6%
     Burlingame Equity Investors II, LP
     Burlington Asset Management LLC
     Blair E. Sanford
          Address: One Samsone St., Suite 2900,
                   San Francisco, CA 94104
     Burlingame Equity Investors (Offshore) Ltd
          Address: c/o Appleby Corporate Services
          (Cayman) Limited, Clifton House, 75 Fort
          St., PO Box 350 GT, George Town, Grand
          Cayman, Cayman Islands

     Contender Partners LLC                             237,664 (12)           6.3%
          Address: c/o Dreamworks Television LLC
          100 Universal City Plaza, Bldg. 5121
          Universal City, CA 91608

     Guerrilla Capital Management LLC                   183,757 (13)           4.8%
     Guerrilla Partners, LP (13)
          Address: 237 Park Avenue, 9th Floor
          New York, New York 10017

     Five Points Capital, Inc.                          180,000 (14)           4.8%
     Paul McNulty (14)
          Address: 410 Park Avenue,
          New York, New York 10022

     ALL DIRECTORS AND                                  949,381               24.7%
     EXECUTIVE OFFICERS AS A GROUP (10 persons)   (3) (4) (5) (6) (7)
                                                  (8) (9) (10)
-----------------------------
*Less than one percent.
(1)  Under rules adopted by the Securities and Exchange Commission,  a person is deemed to be a beneficial  owner of  securities  with respect to which such person has or shares: (i) voting power, which includes the power to vote or direct the vote of the security,  or (ii) investment power,  which includes the power to  dispose  of or to direct  the  disposition  of the  security.
     Unless otherwise indicated below, the persons named in the table above have sole voting and  investment  power with respect to all shares  beneficially owned.

(2)  As of May 1, 2006, there were outstanding 3,770,471 shares of Common Stock.

(3)  Consists of (i) 500 shares of Common  Stock,  (ii) 16,666  shares of Common
     Stock issuable upon exercise of options exercisable  currently or within 60 days at $2.75, and (iii) 727,208 shares of Common Stock  beneficially  held by Seth A. Horowitz, as trustee of The Estate of George Q Horowitz.

(4)  Consists of (i) 92,356  shares of Common Stock of which Mr.  Anderson  owns
     39,300  shares of Common Stock with his wife,  as joint  tenants,  and (ii)
     16,833 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days, including:

     (A)  3,200 shares @ $2.23 expiring January 2, 2007
     (B)  3,400 shares @ $2.05 expiring January 2, 2008
     (C)  3,400 shares @ $2.35 expiring January 2, 2009
     (D)  3,400 shares @ $3.83 expiring January 2, 2010
     (E)  2,267 shares @ $3.03 expiring January 2, 2011
     (F)  1,166 shares @ $7.00 expiring January 2, 2012

(5)  Consists of (i) 30,300  shares of Common  Stock and (ii)  13,233  shares of
     Common Stock issuable upon the exercise of options currently exercisable or within 60 days, including:

     (A)  3,300 shares @ $2.05 expiring January 2, 2008
     (B)  3,300 shares @ $2.35 expiring January 2, 2009
     (C)  3,300  shares @ $3.83 expiring January 2, 2010
     (D)  2,200 shares @ $3.03 expiring  January 2, 2011
     (E)  1,133 shares @ $7.00 expiring January 2, 2012

(6)  Consists of 4,433 shares of Common Stock  issuable upon exercise of options exercisable currently or within 60 days, including options to purchase, (A)
     1,100  shares of Common Stock at an exercise  price of $7.00,  which expire
     January 3, 2012 and (B) 3,333 shares of Common  Stock at an exercise  price of $2.75, which expire July 23, 2014.

(7)  Consists of 1,000 shares of Common Stock  issuable upon exercise of options exercisable currently or within 60 days at an exercise price of $7.00

(8)  Consists of Common shares held jointly by Mr. McGuire and his wife.

(9)  Consists of 1,000 shares of Common Stock  issuable upon exercise of options exercisable currently or within 60 days at an exercise price of $7.00.

(10) Consists  of (i) 3,700  shares of Common  Stock and (ii)  15,833  shares of
     Common Stock  issuable  upon exercise of options  exercisable  currently or within 60 days,  including  options to purchase  (A) 2,500 shares of Common
     Stock at an  exercise  price of $2.094 per share,  which  expire on June 6,
     2008, (B) 2,500 shares of Common Stock at an exercise price of $3.97, which expire  March 22,  2009,  (C) 2,500  shares of Common  Stock at an exercise price of $2.23,  which expire  December  31,  2009,  (D) 5,000 shares at an exercise price of $3.06 per share, which expire March 8, 2011 and (E) 3,333 shares at an exercise price of $2.75 per share, which expire July 23, 2014.

(11) Based on a Schedule  13G jointly  filed with the  Securities  and  Exchange
     Commission  on February  21, 2006 by  Burlingame  Equity  Investors,  L.P.,
     Burlingame   Equity  Investors  II,  L.P.,   Burlingame   Equity  Investors
     (Offshore) Ltd., and Blair E. Sanford.

(12) Based on a Schedule 13G/A filed with the Securities and Exchange Commission on March 21, 2006 by Contender Partners, LP.

(13) Based on a schedule 13G filed with the Securities  and Exchange  Commission on February 10, 2006. Such shareholder owned 5.8% of the outstanding shares as of February 10, 2006.

(14) Based on a Schedule 13G/A filed with the Securities and Exchange Commission on  January  24,  2006.  Such  shareholder  reportedly  owned  5.6%  of the outstanding shares as of January 24, 2006.

CODE OF ETHICS

      Everlast has adopted a Code of Ethics for Senior  Officers  and  Directors
(the "Code")  effective  December 2003, which applies to its Board of Directors, chief executive  officer,  president,  principal  financial  officer,  principal accounting officer and persons performing similar functions.  A copy of the Code can be found on  Everlast's  website  (www.everlast.com).  Everlast  intends  to disclose on its website  the nature of any future  amendments  to and waivers of the Code that apply to the directors,  chief executive  officer,  the president, the principal  financial  officer,  the principal  accounting officer or persons performing similar functions.

                                  PROPOSAL 1 -

                    AMENDMENT TO THE BYLAWS OF THE COMPANY TO
               CLASSIFY THE COMPOSITION OF THE BOARD OF DIRECTORS

     On  November  3, 2005,  the Board of  Directors  of the  Company  adopted a resolution,  subject  to  the  approval  of the  holders  of a  majority  of the outstanding  shares of Common Stock of the  Company,  to amend the Bylaws of the
Company to classify the composition of the Board of Directors.  If this Proposal
No. 1 is approved,  the Company's  Bylaws would provide for classified  terms of the directors of the Company  effective  immediately and affecting the directors elected at the Annual Meeting.

     Under the  proposed  amendment to Sections  3.01 and 3.02 of the  Company's
Bylaws,  attached  hereto as Exhibit A, the Board of Directors  would be divided into three  classes  with each Class I director  elected to serve until the 2007 annual meeting of  stockholders,  each Class II director  elected to serve until the 2008 annual meeting of stockholders,  and each Class III director elected to serve until the 2009 annual meeting of  stockholders.  At each annual meeting of stockholders following this Annual Meeting, the number of directors equal to the number of  directors  in a class  whose term  expires at the time of such annual meeting would be elected to serve until the third  succeeding  annual meeting of stockholders.  Notwithstanding the foregoing,  directors would serve until their successors  are  elected and  qualified  or until their  death,  resignation  or removal from office. Vacancies that occur during the year would be filled by the majority vote of the remaining members of the Board of Directors then in office, and each  person so elected  would serve the  remainder  of the full term of the class to which the new director was elected.

     The Board of Directors  believes that the  three-year  term of a classified board, with its election of approximately  one-third of the directors each year, will help  assure  the  continuity  and  stability  of the  Company's  long-term policies in the future since a majority of the  directors at any given time will have prior  experience  as directors of the Company.  In addition,  the Board of
Directors  believes  that a  classified  Board of  Directors  will  permit it to represent more  effectively  the interests of all  stockholders  in a variety of situations,  including  dealing  with  proposals  or  actions  by  a  disruptive substantial stockholder or stockholder group. The Company is not currently aware of any such proposals or actions.

     A classified  board will also have an effect of making it more difficult to replace incumbent  directors and management,  even if the reason for the desired change  is  inadequate  performance.  For so long as the Board of  Directors  is
classified   into  three  classes,   a  minimum  of  three  annual  meetings  of
stockholders  would  generally  be  required  to  replace  the  entire  Board of
Directors, absent intervening vacancies. While the proposal is not intended as a takeover-resistive  measure in response to a specific threat,  it may discourage the  acquisition  of large blocks of the Company's  shares by causing it to take longer  for a person  or group of person  who  acquire  such  block of shares to effect a change in management.

REQUIRED VOTE

     The  approval  of the  proposal  to adopt  amendments  to the Bylaws of the
Company to classify  the  composition  of the Board of  Directors  requires  the affirmative vote of a majority of the outstanding  shares of Common Stock of the
Company.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
             THE ADOPTION OF AMENDMENTS TO THE BYLAWS OF THE COMPANY
                       TO CLASSIFY THE COMPOSITION OF THE
                        BOARD OF DIRECTORS OF THE COMPANY

                                  PROPOSAL 2 -

                              ELECTION OF DIRECTORS

     Unless otherwise specified,  all Proxies received will be voted in favor of the election of the persons named below as directors of the Company. If Proposal
No. 1 were approved,  the directors would be divided into three classes.  At the
Annual Meeting, two Class I Directors would be elected, each to serve a one-year term until the 2007 Annual Meeting of  Stockholders  and until their  successors are elected  and  qualified.  The  nominees  for Class I  Directors  are Jeffrey
Schwartz and Mark  Ackereizen.  At the Annual Meeting,  three Class II Directors would be elected, each to serve a two-year term until the 2008 Annual Meeting of
Stockholders and until their successors are elected and qualified.  The nominees for Class II Directors are Mr. Edward R. Epstein,  Teddy Atlas and James McGuire
Jr. At the Annual Meeting,  three Class III Directors would be elected,  each to serve a three-year term until the 2009 Annual Meeting of Stockholders  and until their successors are elected and qualified. The nominees for Class III Directors are Seth A.  Horowitz,  James K. Anderson and Larry Kring.  Following the Annual
Meeting,  one class of directors  would be elected each year, and the members of such class would hold office for a  three-year  term and until their  successors are duly elected and  qualified,  or until their death,  resignation  or removal from office.  If Proposal No. 1 is not approved,  then eight  directors  will be elected at the Annual Meeting,  each to serve for a one-year term until the 2007
Annual  Meeting of  Stockholders  and until  their  successors  are  elected and qualified.

     Each of the nominees is currently serving as a director of the Company. The terms of office of the current directors expire at the Annual Meeting,  and when their  successors  are duly  elected and  qualify.  Management  has no reason to believe  that any of the  nominees  will be  unable or  unwilling  to serve as a director,  if elected.  Should any of the  nominees  not remain a candidate  for election at the date of the Annual  Meeting,  the Proxies will be voted in favor of those nominees who remain candidates and may be voted for substitute nominees selected  by the Board of  Directors.  The  names of the  nominees  and  certain information concerning them are set forth below:

                                 Proposed
          Nominee                 Class            Age       Director Since
          -------                 -----            ---       --------------
     Seth Horowitz                 III             29             2005
     James K. Anderson             III             68       1992 (1) (2) (3)
     Larry Kring                   III             64       1993 (1) (2) (3)
     Edward R. Epstein             II              66           1996 (3)
     Teddy Atlas                   II              49             2004
     James McGuire Jr.             II              70           2004 (1)
     Jeffrey Schwartz              I               46           2004 (2)
     Mark Ackereizen               I               61             2004

(1)  Member of the Compensation  Committee of the Board of Directors.
(2)  Member of the Audit Committee of the Board of Directors.
(3)  Member of the Corporate Governance and Nominating Committee of the Board of
     Directors.

     Upon his promotion as President and Chief Operating Officer of the Company,
Seth  Horowitz  was elected by the Board of Directors as director of the Company effective July 2005,  filing a vacancy created by the resignation of Rita Cinque
Kriss as a director earlier that month. Messrs. Anderson, Kring, Atlas, McGuire,
Schwartz and Ackereizen are deemed to be independent  under NASDAQ Rule 4200 and as such the Board of  Directors is composed of a majority of  independent  board members as required by NASDAQ Rule 4350.

     MR. SETH  HOROWITZ has been our Chairman of the Board,  President and Chief
Executive  Officer ("CEO") since November 29, 2005. Mr. Horowitz has also been a director,  our  President  and Chief  Operating  Officer  since July  2005.  Mr.
Horowitz joined Everlast (formerly known as Active Apparel Group, Inc.) in 1998, as Director of Research and Marketing.  His immediate  leadership and innovative thinking  were the  driving  factors in  Everlast's  online  presence  and first
e-commerce  website,  everlastusa.com.  Upon the  signing of the men's  Everlast license,  in 1999, Mr. Horowitz was named Director Men's Division.  Mr. Horowitz played an  instrumental  role in the merger of Active  Apparel  Group,  Inc. and
Everlast World's Boxing Headquarters, forming Everlast Worldwide, Inc. After the completion  of the merger,  Mr.  Horowitz was named  Executive  Vice  President,
Everlast Worldwide, until July 2005. Mr. Horowitz serves as a Member of the YPO,
Young Presidents Organization. Mr. Horowitz was recently elected to the Board of
Directors of The American Heart Association.  Mr. Horowitz has been named one of
"25 Leaders to Watch" by Sports Edge Magazine.

     MR. JAMES K.  ANDERSON has been a director of the Company since August 1992 and was  Chairman of the Board of Directors  from January 1994 through  December
1995.  Since January 1996, he has been  Vice-Chairman of the Board of Directors.
Since  July  1987,  he  has  been  a  management   consultant  in  restructuring
businesses.  From 1981 to 1987, Mr.  Anderson served as the President of Pacific
First  Financial  Corp. and Pacific First Federal  Savings Bank and from 1984 to
1987,  Mr.  Anderson  served as the  Chairman  of the Board and Chief  Executive
Officer of each of the aforementioned  companies. Mr. Anderson has served on the
board  of  directors  of  numerous  businesses,   civic,  arts  and  educational
organizations  and is Chairman of the Whitman College Board of Overseers.  He is
currently a member of the Board of Directors  of Northwest  Hospital and Medical
Center,  a hospital  and  medical  center in Seattle,  Washington  and is on the
Governing Committee of the Washington State Hospital Association.  Additionally,
Mr.  Anderson is a director and the Chief  Executive  Officer of Adaptis Inc., a
business and technology outsourcing company serving the health care industry.

     MR. LARRY KRING has been a director of the Company since January 1993. From
August  1993 to the  present,  Mr.  Kring  has been a Group  Vice  President  of
Esterline Technologies, a diversified  instrumentation,  equipment and component manufacturing  company  listed  on the New  York  Stock  Exchange,  where  he is responsible for, among other things,  management and financial reporting for his group.  From July 1978 to July  1993,  Mr.  Kring  was the  President  and Chief
Executive Officer of Heath Tecna Aerospace  Company,  a manufacturer of aircraft interior and aerospace components and a division of Ciba-Geigy Corporation.  Mr.
Kring also has a Master in Business  Administration and has previously served as a financial executive.

     MR.  EDWARD R.  EPSTEIN has been a director of the Company  since  January,
1996.  Mr.  Epstein is a practicing  attorney and is admitted to practice law in the  States of New York and  Florida.  He is an  experienced  litigator  and has represented  clients in all  aspects of the  garment  industry  for more than 30 years. He is a member of the bar of the State of Florida, the State of New York,
and various United States District Courts and the United States Court of Appeals
for  the  Second  Circuit.  He is  also a  member  of the  New  York  State  Bar
Association.

     MR. TEDDY ATLAS has been associated with boxing and the boxing industry for well over 30 years as a fighter,  trainer and television color commentator.  Mr.
Atlas is a 1976  Adirondack  Golden  Gloves  champion.  Mr.  Atlas  has  trained championship fighters for Cus D'Amato, members of the 1980 Swedish Olympic Team,

Mike Tyson, Barry McGuigan,  Donnie LaLonde and Simon Brown.  Additionally,  Mr.
Atlas has trained renowned dancer  choreographer Twyla Tharp and other Hollywood stars for their roles in various  movies.  Mr. Atlas does color  commentary  for fight shows on ESPN 2 "Friday  Night  Fights." In  addition,  Mr. Atlas has done television analysis for the 2000 and 2004 Olympic Games boxing events. Mr. Atlas is involved in many community  organizations,  including running the "The Doctor
Theodore A. Atlas Memorial Foundation," a charity foundation for people in need.

     MR.  JAMES J.  MCGUIRE,  JR. is a  practicing  attorney  and is admitted to practice law in New Jersey and the  Commonwealth  of Virginia.  Mr.  McGuire has
expertise in  municipal  and  government  law and criminal law and has worked in various law firms in New Jersey since 1975,  with the last five years working as a sole practitioner.  In addition,  Mr. McGuire served as Judge of the Municipal
Court of the Borough of  Shrewsbury,  New Jersey from 1987 to 1991.  Mr. McGuire has an exemplary military  background and is a retired Lieutenant Colonel in the
U.S. Army. He is the recipient of the Bronze Star Medal, the Legion of Merit and the Meritorious  Service Medal. Mr. McGuire has served on the board of directors for not-for-profit and educational organizations and also currently participates in various community and civic activities.

     MR.  JEFFREY M.  SCHWARTZ  is a  practicing  attorney  and is  admitted  to practice  law in New York State as well as the  United  States  Federal  Court -
Southern  District  of New York and the United  States  Federal  Court - Eastern
District of New York.  Mr.  Schwartz  has  expertise in  commercial  litigation, personal injury litigation, real estate, and trusts and estates and has operated his own  practice  since 1990.  Prior to such time,  he was a partner in the law firm of  Bernstein  and  Schwartz  from 1986 to 1990 and an associate in the law firm of  Reiter,  Sabellico  and  Blutman  from 1984 to 1986.  He is a member of various bar  associations  including the New York State Bar  Association and the
Bar Association of the City of New York.

     MR. MARK  ACKEREIZEN is a partner in the CPA firm of Levine,  Neider & Wohl where he has worked since  August  2003.  Prior to this,  Mr.  Ackereizen  was a partner in the CPA firm of Gettry,  Marcus,  Stern and Lehre. Mr. Ackereizen has
been  practicing in the field of accounting,  finance and taxation for 38 years.
Mr.  Ackereizen  is a member  of the  American  Institute  of  Certified  Public
Accountants.  He also belongs to the New York State Society of Certified  Public
Accountants  where he served as a member of the Apparel & Textile  Committee and was a member  of the  Cooperation  with  Commercial  Credit  Grantors  & Bankers
Committee.

MEETINGS

     The Board of  Directors  met seven (7) times  during the fiscal  year ended
December 31, 2005. All current and active board members attended at least 75% of the  meetings.  Seth  Horowitz  attended  all  the  meetings  subsequent  to his appointment as director in July 2005.

     Each  director is expected to make  reasonable  efforts to attend  Board of
Directors  meetings,  meetings of  committees of which such director is a member and the Annual Meeting of Stockholders.  All of the current and active directors attended the 2005 Annual Meeting of Stockholders.

EXECUTIVE SESSIONS

     Commencing  in fiscal  2005,  the Board of  Directors  will have  regularly scheduled  meetings or sessions at which only independent  directors are present
("executive  sessions"),  as required by NASD Rule  4350(c)  (2).  There was one executive session during fiscal 2005.

PROCEDURES FOR CONTACTING DIRECTORS

     The Board of Directors has  established a process for  stockholders to send communications to the Board of Directors.  Stockholders may communicate with the
Board of Directors  generally or with a specific director at any time by writing to: Angelo Giusti,  Secretary,  Everlast  Worldwide Inc.,  1350 Broadway,  Suite
2300,  New York,  New York 10018.  The  Secretary  shall  review all messages he receives  and  shall  forward  any  message  that  reasonably  appears  to  be a communication from a stockholder about a matter of stockholder  interest that is intended for communication to the Board of Directors. Communications are sent as soon as practicable to the director to whom they are addressed,  or to the Board of Directors generally. Because other appropriate avenues of communication exist for  matters  that are not of  stockholder  interest,  such as general  business complaints or employee grievances,  communications that do not relate to matters of  stockholder  interest  are not  forwarded  to the  Board of  Directors.  The
Secretary  has  the  right,  but not  the  obligation,  to  forward  such  other communications to appropriate channels within the Company.

                                       10

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has established three standing  committees to assist it in carrying out its  responsibilities.  These  committees  are the  Corporate
Governance and Nominating Committee,  the Compensation Committee,  and the Audit
Committee.

     Corporate Governance and Nominating Committee

     The Corporate  Governance and Nominating Committee was formed in April 2004 through a board  resolution.  Although the Corporate  Governance  and Nominating
Committee  does not have a  charter,  its  purpose,  as  outlined  in the  board resolutions  adopting such committee,  is to identify  individuals  qualified to serve on the Board of Directors,  recommend to the Board of Directors persons to be nominated for election as directors at the annual meeting of the stockholders or to be appointed by the Board of Directors to fill  existing or newly  created vacancies on the Board of Directors, identify and recommend members of the Board of Directors to serve on each board committee and to serve as chairman  thereof, and  develop  and  recommend  to the  Board of  Directors  corporate  governance guidelines.  In evaluating and determining whether to nominate a candidate for a position on the Board of Directors,  the  Corporate  Governance  and  Nominating
Committee considers  candidates who possess high professional ethics and values, relevant  management  and/or  industry  experience and a commitment to enhancing stockholder value. The Corporate  Governance and Nominating  Committee regularly assesses the size of the Board of Directors,  whether any vacancies are expected due to new corporate governance  requirements,  retirements or otherwise and the need for particular expertise on the Board of Directors.  Candidates may come to the attention of the Corporate  Governance and Nominating Committee from current members of the Board of Directors, stockholders,  officers or other persons. The
Corporate Governance and Nominating Committee reviews all candidates in the same manner regardless of the source of the recommendation.

     The Corporate  Governance and Nominating Committee was formed in April 2004 through a board resolution and is currently  comprised of James Anderson,  Larry
Kring and Ed Epstein, with Mr. Epstein acting as chairperson.  Messrs. Kring and
Anderson are independent directors,  as defined in Rule 4200 of the NASD listing standards. Although Mr. Epstein is not an independent director because he serves as an outside legal counsel of the Company, the Board of Directors believes that
his  work  experience,   external   contacts  and  knowledge  of  the  corporate
operations,  financial and legal  affairs of the Company  enables him to provide valuable  insight and analysis of the Company  that is critical in  recommending and determining individual members to the Board of Directors. Since Rule 4350 of the NASD  listing  standards  allows a  non-independent  director  to sit on the
Corporate Governance and Nominating Committee for only two years, it is expected that Mr. James  McGuire will be nominated to replace Mr.  Epstein as a member of the Corporate  Governance and Nominating  Committee by the Board of Directors at
its next scheduled meeting in May 2006. The Corporate  Governance and Nominating
Committee met once during the fiscal year ended December 31, 2005.

     Stockholders who have continuously held at least $2,000 in market value, or one percent of the Company's  securities entitled to vote, for one year from the date of  nomination  and who wish to  nominate a director  candidate  prior to a stockholders  meeting  must give  written  notice to Angelo  Giusti,  Secretary,
Everlast  Worldwide Inc.,  1350 Broadway,  Suite 2300, New York, New York 10018,
either by personal  delivery or by United  States  mail,  postage  prepaid.  The stockholder's  notice must be received by the Secretary not later than the close of business on the 120th  calendar  day prior to the date on which notice of the prior year's annual meeting was first mailed to stockholders.  The stockholder's written  notice to the Secretary  shall set forth (a) as to each person whom the stockholder  proposes to nominate for election or  reelection  as a director all information  relating  to  such  person  that is  required  to be  disclosed  in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities  Exchange Act of 1934,

                                       11

as amended,  including such person's written consent to being named in the proxy statement  as a nominee and to serving as a director  if elected;  and (b) as to the  stockholder  giving the notice and the beneficial  owner,  if any, on whose behalf the nomination is made (i) the name and address of such  stockholder,  as they appear on the Company's books, and of such beneficial owner, (ii) the class and number of shares of the Company which are owned  beneficially  and of record by such stockholder and such beneficial  owner and (iii) a  representation  that the  stockholder  is a holder of record of shares of the  Company and intends to appear in person or by proxy at the meeting to propose such business.

     Compensation Committee

     The   Compensation   Committee   recommends   to  the  Board  of  Directors
remuneration  for the  President,  Chief  Executive  Officer  and other  elected officers.  It also grants stock options,  supervises the  administration  of the
Company's stock option plans,  and approves and administers  other  compensation plans or agreements. For the fiscal year ended December 31, 2005, the members of the Compensation Committee were James Anderson, Chairman, Larry Kring, and James
J. McGuire, Jr., each of whom are independent directors, as defined in Rule 4200 of the NASD listing standards. The Compensation Committee met three times during the fiscal year ended December 31, 2005.

     COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     GENERAL

     The  Compensation   Committee  determines  the  cash  and  other  incentive
compensation,  if any, to be paid to the  Company's  executive  officers and key employees.  Messrs. James Anderson,  Larry Kring and James J. McGuire, Jr. serve as members of the Compensation  Committee.  The  Compensation  Committee is also responsible for the supervision of the administration and award of stock options under the Company's  1995 and 2005  Non-Employee  Director Stock Option Plan and
the 2000  Employee  Incentive  Stock  Option  Plan.  All  three  members  of the
Compensation  Committee are  non-employee  directors of the Company,  as defined under  Rule  16b-3 of the  Securities  Exchange  Act of 1934,  as  amended.  Mr.
Anderson  serves as Chairman of the  Compensation  Committee.  The  Compensation
Committee met three times during the fiscal year ended December 31, 2005.

     COMPENSATION PHILOSOPHY

     The Compensation  Committee's executive compensation  philosophy is to base management's  pay, in part, on achievement of the Company's annual and long-term performance goals, to provide  competitive levels of compensation,  to recognize individual initiative,  achievement and length of service to the Company, and to assist  the  Company in  attracting  and  retaining  qualified  management.  The
Compensation  Committee also believes that the potential for equity ownership by management is beneficial in aligning  management and stockholders'  interests in the enhancement of stockholder  value.  The Company has not established a policy with regard to Section 162(m) of the Internal Revenue Code of 1986, as amended.

     SALARIES

     Base salaries for the Company's executive officers are determined initially by evaluating  the  responsibilities  of the position held and the experience of the individual,  and by reference to the competitive  marketplace for management talent,  including a comparison  of base  salaries for  comparable  positions at

                                       12

other  comparable  companies.  Base salaries of executive  officers are reviewed annually by the Compensation  Committee and  recommendations of the Compensation
Committee in that regard are acted upon by the Board of Directors. Annual salary adjustments are determined by evaluating (i) the competitive  marketplace;  (ii)
the performance of the Company which includes in descending level of importance,
operating  income,  cash  management,   production  efficiency  and  quality  of
products;  (iii) the performance of the executive; the length of the executive's service to the Company; and (iv) any increased  responsibilities  assumed by the executive.  The  Company  places  itself  between  the low and medium  levels in determining  salaries  compared to the other  comparable  holding  companies  of industrial businesses.

     INCENTIVE COMPENSATION

     The  Company  from time to time  considers  the  payment  of  discretionary bonuses to its executive officers. Bonuses would be determined,  first, upon the level of  achievement  by the Company of its strategic and operating  goals and, second, upon the level of personal achievement by participants.  The achievement of goals by the Company  includes,  among other things,  the  performance of the
Company as measured by return on assets and the operating income of the Company, production efficiency and quality of products. The achievement of personal goals includes  the  actual  performance  of the unit of the  Company  for  which  the executive  officer has  responsibility  as  compared to the planned  performance thereof,  the level of cost savings  achieved by such executive  officer,  other individual  contributions,  the ability to manage and motivate employees and the achievement  of assigned  projects.  Bonuses are  determined  annually after the close of each fiscal year.  Despite  achievement of personal goals,  bonuses may not be given based upon the performance of the Company as a whole.

     STOCK OPTION AND OTHER PLANS

     It is the  philosophy  of the  Compensation  Committee  that stock  options should be awarded to  employees  of the Company to promote  long-term  interests between such employees and the Company's stockholders through an equity interest in the Company and assist in the retention of such employees.  The  Compensation
Committee also considered the amount and terms of options  previously granted to executive officers. The Compensation Committee believes the potential for equity ownership by management is beneficial in aligning management's and stockholders'
interest in the  enhancement  of stockholder  value and to provide  incentive to executive officers to contribute to corporate growth and profitability.

                                           COMPENSATION COMMITTEE
                                           ----------------------

                                           James K. Anderson
                                           Larry Kring
                                           James J. McGuire, Jr.

     Audit Committee

     The Audit Committee  reviews the Company's  financial  statements.  It then makes  recommendations to the Board of Directors concerning the accuracy of such statements  and whether or not they should be included in the  Company's  annual report.  It also reviews  filings with the  Securities  and Exchange  Commission containing  the Company's  financial  statements.  Additionally,  it reviews the qualifications of and makes  recommendations  to the Board of Directors not only concerning  the  selection of the  Company's  independent  auditors but also the nature and scope of  additional  professional  services  to be  provided by such auditors.  As part of its duties,  the Audit Committee  serves as an independent and objective  monitor of the performance of the Company's  financial  reporting

                                       13

processes and systems of internal  control.  For the fiscal year ended  December
31, 2005, the members of the Audit Committee were Larry Kring,  Chairman,  James
Anderson  and  Jeffrey  Schwartz,  each of whom are  independent  directors,  as defined in Rule 4200 of the NASD listing  standards.  The Board of Directors has determined that Larry Kring,  Chairman of the Audit Committee,  is the financial expert  serving on the Audit  Committee.  The Audit  Committee  is governed by a written  Audit  Committee  Charter  approved by the Board of  Directors  in 2004 following  the  commencement  of our 2004 Annual  Meeting.  The Audit  Committee
reviews and reassesses the adequacy of its charter on an annual basis and during
2005 did not make any amendments.  The Audit Committee met five times during the fiscal year ended December 31, 2005. All members of the Audit Committee attended at least 75% of the Audit Committee meetings.

     AUDIT COMMITTEE REPORT

     Our audit  committee  is  comprised  of three  directors,  all of which are independent,  and operates under a written charter. The audit committee,  in its oversight role over (1) our financial  accounting and reporting process, (2) our system of internal controls established by management and (3) the external audit process, has met with management and our independent auditors. Discussions about our audited financial  statements  included our independent  auditor's judgments about the quality, not just the acceptability,  of our accounting principles and underlying estimates used in our financial statements, as well as other matters, as required by Statement on Auditing Standards No. 61,  Communication with Audit
Committees  ("SAS 61"),  as amended by Statement on Auditing  Standards  No. 90,
Audit  Committee  Communications,   and  by  our  Audit  Committee  Charter.  In
conjunction with the specific activities performed by the audit committee in its oversight role, it issued the following report:

     1. The audit  committee has reviewed and  discussed  the audited  financial statements,  including a discussion of the quality,  not just the acceptability, of the accounting principles,  the reasonableness of significant judgments,  and the clarity of  disclosures  in the financial  statements as of and for the year ended December 31, 2005 with our management.

     2. The audit  committee has  discussed  with the  independent  auditors the matters  required to be discussed by SAS 61, as amended by Statement on Auditing
Standards No. 90 ( Communication with Audit Committees.)

     3. The audit  committee  has  received  from the  independent  accountants, required by Independence Standards Board Standard No.1, Independence Discussions
with Audit Committee, (i) a written disclosure, indicating all relationships, if any,  between the independent  auditor and its related  entities and the Company and  its  related  entities  which,  in  the  auditor's  professional  judgment, reasonably  may be thought  to bear on the  auditor's  independence,  and (ii) a letter  from  the  independent  auditor  confirming  that,  in its  professional judgment,  it is  independent  of the  Company;  and  the  audit  committee  has discussed with the auditor the auditor's independence from the Company.

     Based on the review and  discussions  referred to in paragraphs (1) through
(3) above,  the audit committee  recommended to the Board of Directors,  and the
Board of Directors has approved, that the audited financial statements should be included in our Annual  Report on Form 10-K for the fiscal  year ended  December
31, 2005 for filing with the Securities and Exchange Commission.

                                           AUDIT COMMITTEE
                                           ---------------
                                           Larry Kring
                                           James Anderson
                                           Jeffrey Schwartz

                                       14

COMPENSATION OF DIRECTORS

     Directors  of the Company who are neither  officers  nor  employees  of the
Company  receive  options to  purchase  shares of Common  Stock  pursuant to the
Company's 2005  Non-Employee  Director Stock Option Plan ( prior to which grants were  made  under  the  1995  Non-Employee  Director  Stock  Option  Plan)  (the
"Directors'  Plan") as part of their  compensation  for services as directors of the Company.  The Directors'  Plan provides for annual  automatic  grants on the first  working  day of the fiscal year of options to  purchase  3,000  shares of
Common  Stock  to each  such  director  serving  at the time of the  grant.  The automatic  option grant was as amended to 5,000 shares  commencing on January 1,
2006.  The Chairman and Secretary of the Board of Directors and the  chairperson of a committee  of the Board of Directors  also  receive an  automatic  grant of options to purchase an additional 200 shares of Common Stock, provided he or she is not an officer nor an employee of the Company.  Each member of a committee of the Board of  Directors,  provided  that he or she is neither an officer  nor an employee of the Company, also receives an automatic grant of options to purchase an additional  100 shares of Common Stock.  The exercise price per share for all such  options is the fair market value of the shares of Common Stock on the date of grant. The term of each option is seven years from the date of grant, and the options  vest in  three  equal  installments  on the  first,  second  and  third anniversaries of the date of grant.

     For the fiscal year ended  December 31, 2005,  Messrs.  James K.  Anderson,
Edward R. Epstein,  Larry Kring,  Mark Ackereizen,  Teddy Atlas, Jim McGuire and
Jeff Schwartz each received a total of $6,000.  Effective as of January 1, 2006, each  director  of the  Company who is neither an officer nor an employee of the
Company  shall  receive  an annual fee of  $12,000,  one-fourth  of such  amount payable at the end of each  quarter.  Directors  also receive  reimbursement  of expenses  incurred by them in performing their duties and in attending  meetings of the Board of  Directors,  provided  that such  expenses  are  reasonable  and evidenced by appropriate documentation.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                  THE ELECTION OF EACH OF THE DIRECTOR NOMINEES

                                   MANAGEMENT

OTHER EXECUTIVE OFFICERS

          Name                 Age             Position Held
          ----                 ---             -------------
      Angelo Giusti            55        Secretary &  President of
                                         Sports Products Equipment
                                         Business
     Gary J. Dailey            38        Chief Financial Officer

                                       15

     MR. ANGELO GIUSTI has been Secretary and President of the Sporting Products
Equipment Business since October 2000. From June 1997 to October 2000, he served as Vice  President of  Operations  of the Company.  Mr.  Giusti also served as a director of the Company from January 1997 to October 2000.  From 1984 until June
1997, Mr. Giusti was President of Universal  Business Forms, a printing  company in New York City.  From 1978 to 1984,  Mr.  Giusti was Sales Manager in New York
for Uarco, a national printing company.  Mr. Giusti has served on many community boards.  He was a New York City Public School teacher and has remained active in local education and in youth sports activities.  He is a former President of the
Holmdel Pop Warner Football League in New Jersey.

     MR. GARY J. DAILEY has been Chief  Financial  Officer of the Company  since
July 2004.  From July 2003 to June 2004, he was Vice President of Finance.  From
January 1999 through 2003, Mr. Dailey was Vice President,  Finance,  of The Hain
Celestial Group,  Inc. a publicly held natural and organic food manufacturer and distributor.  Prior to that,  Mr.  Dailey was an Assurance  and Advisory  Senior
Manager  with  Ernst & Young LLP from  September  1988  through  December  1998, serving small and middle market  companies in the  manufacturing,  wholesale and retail industries.

                             EXECUTIVE COMPENSATION

     The following  Summary  Compensation  Table sets forth certain  information concerning total annual  compensation  paid to George Q Horowitz,  the Company's former Chief  Executive  Officer,  who passed away on November  28,  2005,  Seth
Horowitz,  current  President and Chief Executive  Officer,  Angelo Giusti,  the
Company's  Secretary  and  President  of Sports  Equipment  Products  and Gary J
Dailey,  the Company's  Chief  Financial  Officer and Chief  Accounting  Officer
(collectively,  the "Named Executive  Officers"),  for services  rendered in all capacities by them to the Company  during fiscal years ended  December 31, 2005,
2004, and 2003.

SUMMARY COMPENSATION TABLE

                               Annual Compensation
                               -------------------

    Name and                                                                Other Annual        All Other      Securities
    Principal                                                               Compensation       Compensation    Underlying
  Positions (1)               Year         Salary ($)         Bonus($)           ($)                ($)        Options (#)
  -------------               ----         ----------         --------           ---                ---        -----------
George Horowitz
(former Chairman,             2005         $435,000          $151,544 (2)     $ 53,754 (3)       $2,969 (6)    100,000
President and Chief           2004          435,519           147,435 (2)       53,754 (4)        2,969 (6)     60,000
Executive Officer)            2003          398,673           157,132 (2)       55,766 (5)        1,596 (6)          0

                                       16

Seth Horowitz                 2005         $250,079 (7)      $126,000(8)        13,620 (9)            0        100,000
(Chairman, President
and Chief Executive
Officer)

Angelo Giusti                 2005         $211,945          $ 38,000                0                0         10,000
(Secretary & Senior           2004          202,192            18,000                0                0         10,000
Vice President of             2003          173,269            18,000                0                0              0
Operations)

Gary J Dailey                 2005         $177,437          $ 58,000                0                0         15,000
(Chief Financial              2004          164,423            15,000                0                0         15,000
Officer & Chief               2003           57,000 (10)            0 (10)           0                0              0
Accounting Officer)

(1)  Other than George Q Horowitz, Seth Horowitz, Angelo Giusti and Gary Dailey,
     the  Company  had no other  executive  officer  to whom it paid  more  than
     $100,000 to in total salary and bonuses for fiscal year ended  December 31,
     2005.

(2)  Consists  of  annual  bonus  paid  pursuant  to Mr.  Horowitz's  employment agreement.

(3)  Consists of (i) $32,000  paid to a trust  account  pursuant to the Deferred
     Compensation  Plan  adopted by the Board of  Directors on December 17, 1999 and (ii) an  aggregate  of $21,754  paid by the  Company,  on behalf of Mr.
     Horowitz,   in  fiscal  year  2005  in  connection  with  automobile  lease installment  payments  ($16,190),  related  insurance  premiums  ($715) and parking expenses  ($4,849).  Upon Mr. George  Horowitz's death, the Company was obligated to pay $1 million in deferred compensation, or the difference between its prior annual paid contributions into this deferred compensation plan and the $1 million  commitment.  At December 31, 2005, the Company has accrued approximately $800,000 remaining towards this deferred contribution commitment. The Company has paid this commitment in early March 2006 to the estate of George Horowitz.

(4)  Consists of (i) $32,000  paid to a trust  account  pursuant to the Deferred
     Compensation  Plan  adopted by the Board of  Directors on December 17, 1999 and (ii) an  aggregate  of $21,754  paid by the  Company,  on behalf of Mr.
     Horowitz,   in  fiscal  year  2004  in  connection  with  automobile  lease installment  payments  ($17,564),  related  insurance  premiums  ($715) and parking expenses ($4,646).

(5)  Consists of (i) $32,000  paid to a trust  account  pursuant to the Deferred
     Compensation  Plan  adopted by the Board of  Directors on December 17, 1999 and (ii) an  aggregate  of $23,766  paid by the  Company,  on behalf of Mr.
     Horowitz,   in  fiscal  year  2003  in  connection  with  automobile  lease installment  payments  ($17,564),  related insurance  premiums ($1,556) and parking expenses ($4,646).

                                       17

(6)  Represents  premiums  paid by the Company in fiscal years 2005,  2004,  and
     2003 on term life insurance policies for the benefit of Mr. Horowitz.

(7)  Mr. Seth Horowitz was named President and Chief  Operating  Officer in July
     2005, and then named Chief Executive Officer in November 2005.

(8)  Consists of annual bonus of $106,000 pursuant to Mr. Horowitz's  employment agreement dated January 9, 2006.

(9)  Consists of an aggregate  of $13,620 paid by the Company,  on behalf of Mr.
     Horowitz,   in  fiscal  year  2005  in  connection  with  automobile  lease installment payments ($8,820), and parking expenses ($4,800).

(10) From July 2003 to June 2004,  Gary J. Dailey was Vice  President of Finance
     for the Company. Mr. Dailey's  compensation for 2003 covers the period from
     July 2003 to the end of December 2003.

LONG-TERM INCENTIVE AND PENSION PLANS

     The Company currently has no long-term  incentive or defined pension plans.
The Company offers all employees a 401(k) savings plan that allows the employees to voluntarily defer a certain portion of their income before taxes. The Company pays all the administrative fees for the plan.

STOCK OPTION GRANT AND EXERCISES IN LAST FISCAL YEAR

     The table  below sets  forth  information  with  respect to grants of stock options to our named executives during our fiscal year ended December 31, 2005.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                Individual Grant                                           Potential Realizable
                                ----------------                                             Value At Assumed
                                                                                           Annual Rate of Stock
                                                                                          Price Appreciation For
                                                                                               Option Term
                                                                                               -----------

                           Number of        Percent of
                           Securities         Total
                           Underlying     Options Granted     Exercise Of
                             Options       To Employees       Base Price     Expiration
    Name                   Granted (#)    In Fiscal year        ($/Sh)           Date        5% ($)      10% ($)
    ----                   -----------    --------------        ------           ----        ------      -------

George Horowitz            100,000(1)          34%               $3.59         11/02/2015    $225,773    $378,912
Seth Horowitz              100,000(1)          34%               $3.59         11/02/2015    $225,773    $378,912
Angelo Giusti               10,000(1)           3%               $3.59         11/02/2015     $22,577     $37,891
Gary J. Dailey              15,000(1)           5%               $3.59         11/02/2015     $33,866     $56,837

(1)  Issued under the Company's  2000 Stock Option Plan.  The option was granted on November 2, 2005 and  one-third  of the number of shares  subject to the option are exercisable commencing November 2, 2006, one-third of the number of shares  subject to the option are  exercisable  commencing  November  2,
     2007, and the final one-third of the number of shares subject to the option are exercisable  commencing November 2, 2008. Mr. George Horowitz's options were  terminated upon his passing on November 28, 2005. Mr. Seth Horowitz's options are non-qualified stock options.

                                       18

     The table below sets forth information with respect to exercises of options by our named executives during our fiscal year ended December 31, 2005.

                                                                Number of Securities          Value of Unexercised In-the
                                                               Underlying Unexercised              Money Options at
                                                              Options at December 31, 2005       December 31, 2005 (1)
                                    Shares
                                  Acquired On      Value
       Name                       Exercise (#)    Realized     Exercisable   Unexercisable    Exercisable     Unexercisable
       ----                       ------------    --------     -----------   -------------    -----------     -------------

George Q Horowitz                    25,000       $207,854     585,000 (2)            0 (2)    $1,373,000                0
Seth Horowitz                        10,000        $73,208      16,667          133,333          $126,000         $924,000
Angelo Giusti                           -             -         15,833           16,667          $118,000         $117,600
Gary J Dailey                           -             -          5,000           25,000           $38,000         $176,000

(1)  Represents  the total gain that would be realized  if all the  in-the-money options held at December 31, 2005 were exercised, determined by multiplying the number of shares  underlying the options by the difference  between the per share option  exercise price and the closing sale price of Common Stock of $10.31 per share as reported on the NASDAQ  SmallCap Market for December
     31,  2005.  An  option  is  in-the-money  if the fair  market  value of the underlying shares exceeds the exercise price of the option.

(2)  The  exercisable  options  granted  to George Q  Horowitz  passed on to The
     Estate of George Q Horowitz and  remained  exercisable  until  February 27,
     2006. The  unexercisable  options  granted to George Q Horowitz  terminated immediately upon his death on November 29, 2005.

DISCLOSURE OF EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth information with respect to our compensation plans as of December 31, 2005.

                                 Number of securities                                   Number of securities
                                  to be issued upon          Weighted-average         remaining available for
                                     exercise of             exercise price of      future issuance under equity
                                 outstanding options,           outstanding             compensation plans
                                 warrants and rights         options, warrants         (excluding securities
     Plan Category                       (a)                    and rights            reflected in column (a))
     -------------               -------------------           ----------            ------------------------

     Equity compensation plans        1,107,134                   $6.75                      1,222,200
     approved by security
     holders

EMPLOYMENT CONTRACTS

     SETH  HOROWITZ - The Company and Seth Horowitz are parties to an employment agreement, dated as of January 9, 2006 (the "Agreement"),  pursuant to which Mr.
Horowitz will serve as the President and Chief Executive  Officer of the Company

                                       19

through  December 31, 2010 (the  "Term").  Mr.  Horowitz's  annual  salary shall initially be $325,000 (the "Base  Salary") and shall be considered  for increase by the Board of  Directors.  In addition  to the Base  Salary,  Mr.  Horowitz is entitled to an annual cash bonus (the "Cash Bonus")  based upon certain  "before tax profits"  targets.  Under the  Agreement,  Mr.  Horowitz is also entitled to receive a monthly  automobile  allowance,  reimbursement  for parking  expenses, health and medical  insurance,  and  participation  in any retirement,  life and
disability   insurance,   dental   insurance   and  any  bonus,   incentive   or
profit-sharing  plans which the Company makes available from time to time to its executives.  The  Company  has also  agreed to include  Mr.  Horowitz as a named insured  in any  director  or officer  liability  insurance  policy the  Company maintains  on the same basis as is made  available  to the  directors  and other executive  officers  of the  Company.  The  Agreement  generally  restricts  Mr.
Horowitz from disclosing  certain  confidential  information during the Term and for a period of one year following the Term, and further  restricts Mr. Horowitz from competing with the Company for a period of one year following the Term. The
Agreement may be terminated (i) by Mr. Horowitz for "good reason" or (ii) by the
Company "for cause".  If the  Agreement is terminated by the Company "for cause"
or in the event of the  resignation by Mr.  Horowitz  without "good reason," the obligations  of the Company  under the  Agreement  will  terminate  (except with respect to certain indemnification  provisions).  In the event of termination of the  Agreement  by reason of Mr.  Horowitz's  death,  his estate is  entitled to receive the pro-rata amount of the Cash Bonus as of the time of his death at the end of the same fiscal year. If Mr. Horowitz's employment is terminated due to a
Change of Control (as defined in the  Agreement),  he will be entitled to a lump sum payment of 2.99 times the sum of the Base  Salary,  Cash Bonus and  benefits and  payment  for  expenses  incurred  as a result of such  termination  and any deferred  compensation,  including but not limited to deferred bonuses allocated or credited to Mr. Horowitz as of the date of his termination.

COMPENSATION  COMMITTEE  INTERLOCKS AND INSIDER  PARTICIPATION  IN  COMPENSATION
DECISIONS / CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Edward R. Epstein, a Director and a member of the Corporate  Governance and
Nominating  Committee,  was paid an aggregate of $321,000 for legal services for the fiscal year ending December 31, 2005. Other than a verbal retainer agreement to provide for legal  services,  Mr.  Epstein has no other contract or agreement with the Company and serves as an independent contractor of the Company.

COMMON STOCK PERFORMANCE GRAPH

     The following graph compares,  for each of the fiscal years indicated,  the yearly percentage change in the Company's cumulative total stockholder return on the  Company's  Common Stock with the  cumulative  total return of a) the NASDAQ
Market Index,  a broad equity market index,  and b) Coredata Group Index, a peer group index for the apparel industry.

              COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE
          COMPANIES, PEER GROUPS, INDUSTRY INDEXES AND/OR BROAD MARKET

------------------------------- ---------------------------------------------------------------------------------------
                                                                       FISCAL YEAR
------------------------------- ---------------------------------------------------------------------------------------
Company/Index/Market            12/31/2000     12/29/2001      12/31/2002     12/31/2003     12/31/2004     12/31/2005
------------------------------- -------------- --------------- -------------- -------------- -------------- -----------

------------------------------- -------------- --------------- -------------- -------------- -------------- -----------
Everlast Worldwide Inc            100.00         123.29          191.50         154.77         398.22         540.92
------------------------------- -------------- --------------- -------------- -------------- -------------- -----------
Textile-Apparel Clothing          100.00         102.81          101.61         130.22         156.16         169.72
------------------------------- -------------- --------------- -------------- -------------- -------------- -----------
NASDAQ Market Index               100.00          79.71           55.60          83.60          90.63          92.62
------------------------------- -------------- --------------- -------------- -------------- -------------- -----------

                                       20

                               [GRAPHIC OMITTED]

                     ASSUMES $100 INVESTED ON DEC. 31, 2000
                           ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 2005

     There can be no assurance that the Common Stock's performance will continue with the same or similar trends depicted in the graph above.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

     Section 16(a) of the Securities Exchange Act of 1934, as amended,  requires the Company's directors and executive officers, and persons who beneficially own more  than ten  percent  of the  Company's  Common  Stock,  to file  reports  of ownership of Common Stock and other  equity  securities  of the Company with the
Securities and Exchange Commission (the "Commission").  Officers,  directors and more than ten percent  stockholders  are required by  Commission  regulation  to furnish the Company with copies of all Section  16(a)  reports they file. To the
Company's  knowledge,  based  solely  on review  of the  copies of such  reports furnished to the Company  during the fiscal year ended  December  31, 2005,  all required Section 16(a) reports for our directors, officers and beneficial owners of 5% of our  outstanding  stock  were  filed on a timely  basis  except for the following reports and transactions that were inadvertently reported late:

     1)   James K.  Anderson - Form 4 for January 3, 2005 was filed  February 4,
          2005.

     2)   Larry  Kring - Form 4 for  January  3, 2005 was filed on  January  24,
          2005; Form 4 for December 22, 2005 was filed on January 4, 2006.

     3)   Edward R.  Epstein - Form 4 for  January  3, 2005 was filed on January
          24,  2005.

                                       21

     4)   Teddy  Atlas - Form 4 for  January  3, 2005 was filed on  January  24,
          2005.

     5)   James  McGuire Jr. - Form 4 for January 3, 2005 was filed on March 20,
          2005.

     6)   Jeffrey Schwartz - Form 4 for January 3, 2005 was filed on January 24,
          2005.

     7)   Mark  Ackereizen  - Form 4 for  January 3, 2005 was filed on March 24,
          2005.

     8)   Gary J. Dailey - Form 4 for  November 2, 2005 was filed on November 8,
          2005.

         PROPOSAL 3 - RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS

     The Board of  Directors  has  selected  Berenson  LLP  ("Berenson")  as the
Company's  independent  auditors  for the fiscal year ending  December 31, 2006.
Stockholder   ratification  of  the  selection  of  Berenson  as  the  Company's independent  accountants is not required by the Company's  By-laws or otherwise.
However,  as was true for the 2005 Annual Meeting of Stockholders  (at which the stockholders  ratified  the  selection of  Berenson),  the Board of Directors is submitting the selection of Berenson to the  stockholders  for ratification as a matter of good  corporate  practice.  If the  stockholders  fail to  ratify  the selection,  the Audit  Committee  and the  Board of  Directors  will  reconsider whether or not to retain the services of Berenson.

     The Audit  Committee  reviews  and  pre-approves  the  audit and  non-audit services to be provided by our independent  auditors during the year,  considers the effect that performing  those services might have on audit  independence and approves  management's  engagement of our independent  auditors to perform those services.  The  Audit  Committee  reserves  the  right to  appoint  a  different independent accounting firm at any time during the year even if the selection of
Berenson is ratified,  if the Board of Directors and the Audit Committee believe that the change is in the best interest of the Company and its stockholders.

     Berenson was originally  engaged as the Company's  independent  auditors in
May 1995. Berenson has audited the Company's financial statements for the fiscal years ended  December 31, 1995 through  December 31, 2005. A  representative  of
Berenson will be present at the Annual Meeting, will have an opportunity to make a  statement  if he  desires  to do so,  and will be  available  to  respond  to questions.

     For its fiscal 2005 and 2004 services, the Company paid Berenson total fees of $222,000 and $186,000 respectively comprised of:

AUDIT FEES

     The  aggregate  fees billed by Berenson for  professional  fees rendered in connection with the audit of the Company's annual  financial  statements and the reviews  of  the  Company's  financial  statements  included  in  the  Company's quarterly  reports  on Form  10-Q,  including  services  related  thereto,  were
$159,000  for the year ended  December  31, 2005 and $143,000 for the year ended
December 31, 2004.

AUDIT RELATED FEES

     Audit related fees associated with security filings and accounting research amounted to $24,000 for the year ended  December 31,  2005.  There were no audit related fees billed by Berenson for the years ended December 31, 2004.

                                       22

TAX FEES

     The aggregate fees billed by Berenson for  professional  services  rendered for tax compliance,  tax advice and tax planning were $39,000 for the year ended
December  31,  2005,  and  $43,000 for the year ended  December  31,  2004.  The services  comprising  the  fees  reported  as "Tax  Fees"  included  tax  return preparation,  consultation regarding various tax issues, and support provided to management in connection with income and other tax audits.

ALL OTHER FEES

     There were no other fees  billed by Berenson  for  products  and  services, other than those  described  for the years ended  December 31, 2005 and December
31, 2004.

     The Audit Committee has considered whether the provision by Berenson of the services  covered  by the fees  other  than the audit  fees is  compatible  with maintaining  Berenson's  independence  and has determined that it is compatible.
All audit and non-audit  services to be performed by the  Company's  independent accountant must be approved in advance by the Audit Committee.

REQUIRED VOTE

     The approval of the proposal to ratify the appointment of Berenson requires the affirmative vote of a majority of the votes cast.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
               THE RATIFICATION OF THE APPOINTMENT OF BERENSON LLP

                              STOCKHOLDER PROPOSALS

     Stockholder  proposals  made  in  accordance  with  Rule  14a-8  under  the
Securities  Exchange Act of 1934, as amended and intended to be presented at the
Company's 2006 Annual Meeting of Stockholders must be received by the Company at its  principal  office in New York,  New York no later than  January 2, 2007 for inclusion in the proxy statement for that meeting.

                                  OTHER MATTERS

     The Board of Directors does not intend to present and has not been informed that any other  person  intends to present any matters for action at the Meeting other than those specifically referred to in this proxy statement.  If any other matters properly come before the Annual Meeting, it is intended that the holders of the  proxies  will act in  respect  thereof  in  accordance  with  their best judgment.

     A copy of the  Company's  Form  10-K  containing  the  Company's  financial statements for the year ending  December 31, 2005, as filed with the Commission, was included as part of the  Company's  Annual Report to  Stockholders  which is being furnished  along with this Proxy Statement to all beneficial  stockholders

                                       23

or  stockholders  of record as of the Record Date.  For further  copies,  please contact:  Secretary,  EVERLAST  WORLDWIDE INC.,  1350 Broadway,  Suite 2300, New
York, New York 10018.

May 1, 2006

                                           By Order of the Board of Directors

                                           Seth Horowitz
                                           President and Chief Executive Officer

                                       24

                                    EXHIBIT A

                        AMENDMENT TO THE COMPANY'S BYLAWS
              TO CLASSIFY THE COMPOSITION OF THE BOARD OF DIRECTORS

     SECTION 3.01. Number and Term of Office; Qualifications.  The number of the directors  constituting  the entire board of directors shall be the number,  not less  than one nor more  than  10,  fixed  from  time to  time,  subject  to the provisions  of the  certificate  of  incorporation,  by a majority  of the total number of directors that this  corporation  would have, prior to any increase or decrease, if there were no vacancies;  provided, however, that no decrease shall shorten  the  term  of an  incumbent  director.  Until  otherwise  fixed  by the directors,  the number of directors  constituting  the entire board of directors shall be eight.  Commencing with the election of directors at the annual meeting of  stockholders  in 2006,  the board of  directors  shall be divided into three classes  as  nearly  equal in  number  as  possible.  The terms of office of the directors initially classified shall be as follows: that of Class I shall expire at the next  annual  meeting  of  stockholders  in 2007,  Class II at the second succeeding  annual  meeting of  stockholders  in 2008 and Class III at the third succeeding  annual meeting of  stockholders  in 2009.  Commencing  with the 2007 annual meeting of stockholders of this corporation, directors elected to succeed those directors  whose terms have thereupon  expired shall be elected for a term of office to expire at the third  succeeding  annual meeting of  stockholders of this corporation after their election and until their respective  successors are elected and qualify.  The foregoing  notwithstanding,  each director shall serve until his successor shall have been duly elected and qualifies,  unless he shall resign, become disqualified, disabled or shall otherwise be removed.

     SECTION 3.02. Resignation;  Vacancies. Any director of this corporation may resign at any time by giving written notice of such  resignation to the board of directors or the secretary of this corporation.  Any such resignation shall take effect at the time specified  therein or, if no time be specified,  upon receipt thereof  by the board of  directors  or the  secretary;  and,  unless  specified therein,  the acceptance of such  resignation  shall not be necessary to make it effective.  When one or more directors  shall resign from the board of directors effective  at a  future  date,  a  majority  of the  directors  then in  office, including  those who have so resigned,  shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall  become  effective,  and each  director  so chosen  shall  hold  office as provided in these By-Laws in the filling of other vacancies.

     Unless otherwise  provided in the certificate of  incorporation,  vacancies and newly created  directorships  resulting  from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although  less  than a  quorum,  or by the  sole  remaining  director,  and  the directors so chosen shall hold office for the  unexpired  portion of the term of the  class in  which  such  directors  were  chosen  to serve  and  until  their successors are elected and qualify.

                                       25

                             EVERLAST WORLDWIDE INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                       2006 ANNUAL MEETING OF STOCKHOLDERS

                                  June 2, 2006

     The  undersigned  hereby  appoints  Messrs.  Seth A.  Horowitz and James K.
Anderson,  and each of them,  as  proxies,  each with the power to  appoint  his substitute,  and authorizes each of them to represent and to vote, as designated on the reverse  hereof,  all of the shares of common stock,  par value $.002 per share,  of  Everlast  Worldwide  Inc.  (the  "Company")  held of  record  by the undersigned  at the close of business on May 1, 2006 at the 2006 Annual  Meeting of  Stockholders  of the  Company to be held on  Friday,  June 2, 2006 at 10 AM, local time,  at The Kitano,  66 Park Avenue (38th  Street),  New York,  New York
10016, in the Park Avenue Room on the 18th floor, or at any adjournment thereof, on the matters  described in the Notice of 2006 Annual  Meeting of  Stockholders
and Proxy  Statement  and upon such other  business as may properly  come before such meeting or any adjournments thereof, hereby revoking any proxies heretofore given.

       (CONTINUED , AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE.)

                                      PROXY

THIS PROXY WILL BE VOTED AS DIRECTED,  OR IF NO DIRECTION IS INDICATED,  WILL BE
VOTED "FOR" THE  PROPOSALS.  THIS PROXY IS  SOLICITED  ON BEHALF OF THE BOARD OF
DIRECTORS

Please mark your vote like this /X/

1.   ADOPTION  OF  PROPOSAL  TO AMEND  THE  COMPANY'S  BYLAWS  TO  CLASSIFY  THE
     COMPOSITION OF THE BOARD OF DIRECTORS OF THE COMPANY:

          FOR / /        AGAINST / /        ABSTAIN / /

2. ELECTION OF DIRECTORS:

     (TO WITHHOLD  AUTHORITY TO VOTE FOR ANY INDIVIDUAL  NOMINEE,  STRIKE A LINE
     THROUGH  THAT  NOMINEE'S  NAME IN THE LIST BELOW OR LIST THEIR NAMES IN THE
     SPACE PROVIDED.)

     Seth A.  Horowitz,  James K.  Anderson,  Larry Kring,  Edward R. Epstein,  Teddy Atlas,  James J. McGuire Jr.,
     Jeffrey M. Schwartz and Mark Ackereizen

          FOR / /        WITHHOLD AUTHORITY / /
                                                --------------------------------
                                                --------------------------------

           Note:  If  Proposal  No. 1, is  approved,  the  nominees  for Class I
                  Directors  are  Jeffrey  Schwartz  and  Mark  Ackereizen.  The
                  nominees for Class II  Directors  are Mr.  Edward R.  Epstein,
                  Teddy Atlas and James  McGuire Jr. The  nominees for Class III
                  Directors  are Seth A.  Horowitz,  James K. Anderson and Larry
                  Kring.  If Proposal  No. 1 is not  approved,  then each of the

                                       26

                  eight  director  nominees  stands for  election for a one-year term until the 2007 Annual Meeting of  Stockholders  and until his successor has been elected and qualified.

3.   RATIFICATION OF THE  APPOINTMENT OF BERENSON LLP AS THE COMPANY'S  AUDITORS
     FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006:

          FOR / /        AGAINST / /        ABSTAIN / /

4.   In their  discretion,  the proxies are  authorized  to vote upon such other business as may properly come before the meeting.

SIGNATURE                        SIGNATURE IF HELD JOINTLY                    DATE:
          ----------------------                           ------------------       --------

NOTE:  Please sign  exactly as set forth  herein.  When shares are held by joint owners,  both should sign.  When signing as attorney,  executor,  administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized  officer. If a partnership, please sign in partnership by authorized person.

                                       27